UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	July 6, 2011 (June 29, 2011)

WORTHINGTON INDUSTRIES, INC.
(Exact name of registrant as specified in its charter)

Ohio	1-8399	31-1189815
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

200 Old Wilson Bridge Road, Columbus, Ohio	43085
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(614) 438-3210

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

Management of Worthington Industries, Inc. (the “Registrant”) conducted a conference call on June 30, 2011 beginning at approximately 1:30 p.m., Eastern Time, to discuss the Registrant’s unaudited financial results for the fourth quarter of fiscal 2011 (the fiscal quarter ended May 31, 2011).  Additionally, the Registrant’s management addressed certain issues related to the outlook for the Registrant and its subsidiaries and their markets for the coming months.  A copy of the transcript of the conference call is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information contained in this Item 2.02 and Exhibit 99.1 furnished with this Current Report on Form 8-K, is being furnished pursuant to Item 2.02 and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, unless the Registrant specifically states that the information is to be considered “filed” under the Exchange Act or incorporates the information by reference into a filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors;
Appointment of Certain Officers; Compensatory Arrangements
of Certain Officers.

Base Salary and Short-Term Incentive Compensation for Named Executive Officers.

Effective June 29, 2011, the Compensation and Stock Option Committee (the “Compensation Committee”) of the Board of Directors (the “Board”) of the Registrant approved the following base salaries and short-term incentive compensation awards for the twelve-month performance period ending May 31, 2012, for the named executive officers identified below.

		Short-Term Incentive Compensation Awards for the Period ending May 31, 2012(i):
Name	Annual Base Salary ($)	Threshold ($)	Target($)	Maximum($)
John P. McConnell	625,000	430,000	860,000	1,720,000
George P. Stoe	600,000	332,000	665,000	1,330,000
B. Andrew Rose	400,000	220,000	440,000	880,000
Mark A. Russell	420,000	262,500	525,000	1,050,000

(i)
The last three columns show the potential payouts which can be earned under short-term cash incentive bonus awards based on achievement of specified levels of performance for the twelve-month period ending May 31, 2012.  Payouts of these awards for corporate executives are generally tied to achieving specified levels (threshold, target and maximum) of corporate economic value added and earnings per share for the twelve-month performance period with each performance measure carrying a 50% weighting. For Mr. Russell, a business unit executive, the corporate earnings per share measure carries a 20% weighting, the steel processing business unit operating income carries a 30% weighting and the steel processing business unit economic value added carries a 50% weighting.  If the performance level falls between threshold and target or between target and maximum, the award is to be prorated.  If threshold levels are not achieved for any performance measure, no payout will be made.

Harry A. Goussetis, the other named executive officer of the Registrant for purposes of this Item 5.02, is retiring effective July 31, 2011.  He will receive a $53,333 base salary for the months of June and July, and no short-term incentive awards for the fiscal year ending May 31, 2012.

LTIP Performance Awards to Named Executive Officers.

Effective June 30, 2011, the Compensation Committee made the following long-term cash performance awards and performance share awards to the named executive officers identified below under the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan (the “1997 Long-Term Incentive Plan”) for the three-year performance period ending May 31, 2014.

Cash Performance Awards for the Three-Year Period Ending May 31, 2014:

Name	Threshold ($)	Target ($)	Maximum ($)
John P. McConnell	475,000	950,000	1,900,000
George P. Stoe	400,000	800,000	1,600,000
B. Andrew Rose	175,000	350,000	700,000
Mark A. Russell	175,000	350,000	700,000

Performance Share Awards for the Three-Year Period Ending May 31, 2014:

	No. of Common Shares
Name	Threshold	Target	Maximum
John P. McConnell	12,500	25,000	50,000
George P. Stoe	7,500	15,000	30,000
B. Andrew Rose	3,500	7,000	14,000

Pay-outs of performance awards are generally tied to achieving specified levels (threshold, target and maximum) of cumulative corporate economic value added for the three-year performance period and earnings per share growth over the performance period, with each performance measure carrying a 50% weighting.  For Mr. Russell, as a steel processing business unit executive, cumulative corporate economic value-added and earnings per share measures together carry a 50% weighting, and business unit operating income targets are weighted 50%.  If the performance level falls between threshold and target or between target and maximum, the award is prorated.  Performance award pay-outs would generally be made no later than three months following the end of the applicable performance period.  Cash performance awards may be paid in cash, common shares of the Registrant, other property, or any combination thereof, at the sole discretion of the Compensation Committee at the time of payment.  Performance share awards will be paid in common shares of the Registrant.  In general, termination of employment results in termination of awards.  However, if termination is due to death, disability or retirement, a pro rata payout will be made if the performance period will end 24 months or less after termination of employment based on the number of months of employment completed by the named executive officer during the performance period before the effective date of termination, provided that the applicable performance goals are achieved.  No payout will be made if the performance period will end more than 24 months after termination of employment.  Unless the Board specifically provides otherwise, in the event of a change in control of the Registrant, performance awards will be considered to be earned, payable in full, and immediately settled or distributed, if the change in control is followed by specified types of termination of employment within two years of the change in control for this provision to apply.

For further information about the 1997 Long-Term Incentive Plan, and the performance awards which may be made to executive officers of the Registrant, please refer to the 1997 Long-Term Incentive Plan (which was filed as Exhibit 10.8 to the Registrant’s Quarterly Report on Form 10-Q for the quarterly period ended November 30, 2008 (SEC File No. 1-8399)) and the form of letter evidencing performance awards granted under the 1997 Long-Term Incentive Plan with targets for three-year periods ending on or after May 31, 2011 (which is filed as Exhibit 10.10 to the Registrant’s Annual Report on Form 10-K for the fiscal year ended May 31, 2010 (SEC File No. 1-8399)).

Stock Option Grants to Named Executive Officers.

Effective June 30, 2011, the Compensation Committee approved the following stock option grants which were made to the named executive officers identified below, with the exercise price of each stock option equal to the $23.10 closing price of the common shares of the Registrant on June 30, 2011.  All of these stock options were granted as non-qualified stock options pursuant to the Worthington Industries, Inc. 2010 Stock Option Plan (the “2010 Stock Option Plan”) and will expire on June 30, 2121, subject to the terms of the 2010 Stock Option Plan in respect of earlier termination or forfeiture.

Name	No. of Common Shares Underlying Stock Options Granted
John P. McConnell	80,000
George P. Stoe	72,000
B. Andrew Rose	30,000
Mark A. Russell	30,000

For further information about the 2010 Stock Option Plan and the stock options which may be granted thereunder,  please refer to the 2010 Stock Option Plan (which was filed as Exhibit 10.1 to the Registrant’s Current Report on Form 8-K filed on October 5, 2010 (SEC File No. 1-8399) and the Non-Qualified Stock Option Award Agreement entered into by the Registrant in order to evidence the grant of non-qualified stock options to the named executive officers effective June 30, 2011 and to be entered into by the Registrant in order to evidence future grants of non-qualified stock options to executive officers of the Registrant pursuant to the 2010 Stock Option Plan (which is included as Exhibit 10.1 to this Current Report on Form 8-K).

Each non-qualified stock option granted effective June 30, 2011, has an expiration date of June 30, 2021 and vests in one-third increments each annual anniversary of the grant date, becoming fully vested and exercisable on the third anniversary of the grant date (i.e. June 30, 2014).  If a named executive officer’s employment terminates due to death, disability or retirement, the vested and exercisable portion of the named executive officer’s non-qualified stock option will remain exercisable until the earlier of the expiration date of the non-qualified stock option (June 30, 2021) or the third anniversary of the named executive officer’s termination of employment, and the Compensation Committee may elect, in its sole discretion, to accelerate the vesting of any unvested portion of the non-qualified stock option.  Unless the Compensation Committee otherwise determines, in the event of a change in control (as defined in the 2010 Stock Option Plan), the portion of the non-qualified stock option at that time outstanding will become fully vested and exercisable if the employment of a named executive officer is terminated by the Registrant without cause or by the named executive officer due to an adverse change in his employment terms at any time within the two years following the change in control.  If a named executive officer’s employment terminates other than due to the named executive officer’s death, disability or retirement or following a change in control as described above, any outstanding portion of the non-qualified stock option (whether or not vested) will be forfeited.

Restricted Stock Awards.

Effective June 30, 2011, the Compensation Committee approved the following restricted stock awards (also referred to as “restricted shares”) made to the named executive officers identified below pursuant to the 1997 Long-Term Incentive Plan:

Name	Number of Common Shares Underlying Restricted Stock Award

John P. McConnell	20,000
B. Andrew Rose	7,000
Mark A. Russell	7,000

For further information about these restricted shares, please refer to the 1997 Long-Term Incentive Plan and the Restricted Stock Award Agreement for 2011 entered into by the Registrant in order to evidence the grant of restricted shares to the named executive officers effective June 30, 2011 (which is included as Exhibit 10.2 to this Current Report on Form 8-K).

The restricted shares will be held in escrow by the Registrant and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Subject to continued employment of the named executive officer, the restrictions on the restricted shares will lapse and the restricted shares will become fully vested on the third anniversary of the grant date (i.e., on June 30, 2014).  Any unvested restricted shares will become fully vested if the named executive officer dies or becomes disabled, as determined by the Compensation Committee.  Upon a change in control (as defined in the 1997 Long-Term Incentive Plan), the restrictions on the restricted shares will lapse and the restricted shares will become fully vested if the named executive officer’s employment is terminated within two years thereafter by the Registrant without cause or by the named executive officer due to an adverse change in his employment terms.  If the named executive officer retires, the Compensation Committee may elect, in its discretion, to accelerate the vesting of all or a portion of the restricted shares of the named executive officer.  If a named executive officer’s employment with the Registrant terminates for any other reason, the restricted shares will be forfeited.  During the time between the grant date and the vesting date of the restricted shares, a named executive officer may exercise full voting rights in respect of the restricted shares and dividends will be accrued and paid in respect of the restricted shares upon the vesting date, if the underlying restricted shares vest.

Other Restricted Stock Awards.

Effective as of June 30, 2011, the Compensation Committee also approved the following restricted stock awards to the named executive officers identified below pursuant to the 1997 Long-Term Incentive Plan.

Name	Number of Common Shares Underlying Restricted Stock Award

B. Andrew Rose	185,000
Mark A. Russell	185,000

For further information about the additional restricted stock awards made to Messrs. Rose and Russell, please refer to the form of Restricted Stock Award Agreement entered into by the Registrant in order to evidence such awards, which is included as Exhibit 10.3 to this Current Report on Form 8-K.

The restricted shares will be held in escrow by the Registrant and may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated until the restrictions thereon have lapsed.  Subject to continued employment of each named executive officer, restrictions on the restricted shares will lapse and the restricted shares will become fully vested if and when the closing price of the Registrant’s common shares equals or exceeds $30 per share for 30 consecutive calendar days.  Upon a change in control (as defined in the 1997 Long-Term Incentive Plan), the restrictions on the restricted shares will lapse and the restricted shares will become fully vested if the named executive officer’s employment is terminated within two years thereafter by the Registrant without cause or by the named executive officer due to an adverse change in the terms of his employment.  If a named executive officer’s employment with the Registrant terminates for any other reason, the restricted shares will be forfeited provided that if the named executive officer’s employment with the Registrant terminates due to death or disability, the Compensation Committee may, in its sole discretion, elect to have all or a portion of the restricted shares become fully vested.  During the time between the grant date and the vesting date of the restricted shares, the named executive officer may exercise full voting rights in respect of the restricted shares and dividends will be accrued and paid in respect of the restricted shares upon the vesting date, if the underlying restricted shares vest.  The restricted shares will be forfeited five years from the effective date of the award (i.e., on June 30, 2016) to the extent that the restrictions thereon have not lapsed.

Compensation of Directors.

The Compensation Committee recommended and, on June 29, 2011, the Board approved the following changes to the compensation for non-employee directors of the Registrant, based on market information. The changes take effect September 2011.

Changes to Cash Compensation.

The following changes were made to cash compensation:

	Prior	New
Annual Retainer:	$45,000	$55,000
Compensation Committee Chair: (Additional Annual Retainer)	$7,500	$10,000
Audit Committee Chair: (Additional Annual Retainer)	$10,000	$15,000

2011 Director Stock Option Awards.

Effective as of the date of the 2011 Annual Meeting of Shareholders, each individual then serving as a non-employee director of the Registrant will receive a stock option to purchase 8,000 common shares (12,000 for the Lead Independent Director) subject to the standard annual director stock option terms.

2011 Director Restricted Stock Awards.

Effective as of the date of the 2011 Annual Meeting of Shareholders, each individual then serving as a non-employee director of the Registrant  will receive an award of 2,400 restricted shares, (3,600 restricted shares for the  Lead Independent Director), subject to the standard annual director restricted stock award terms.

Item 9.01.	Financial Statements and Exhibits.

(a)-(c)           Not applicable.

(d) Exhibits:

The following exhibits are furnished with this Current Report on Form 8-K:

Exhibit No.	Description

10.1
Form of Non-Qualified Stock Option Award Agreement entered into by the Registrant in order to evidence the grant of non-qualified stock options to executive officers of the Registrant effective as of June 30, 2011 pursuant to the Worthington Industries, Inc. 2010 Stock Option Plan and to be entered into by the Registrant in order to evidence future grants of non-qualified stock options to executive officers pursuant to the Worthington Industries, Inc. 2010 Stock Option Plan.

10.2
Form of Restricted Stock Award Agreement entered into by the Registrant in order to evidence the grant for 2011 effective as of June 30, 2011, of restricted common shares, which will vest in three years, pursuant to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.

10.3
Form of Restricted Stock Award Agreement entered into by the Registrant with each of B. Andrew Rose and Mark A. Russell in order to evidence the grant effective as of June 30, 2011 of 185,000 restricted common shares pursuant to the Worthington Industries, Inc. Amended and Restated 1997 Long-Term Incentive Plan.

99.1	Transcript of Worthington Industries, Inc. Earnings Conference Call for Fourth Quarter of Fiscal 2012 (Fiscal Quarter ended May 31, 2011), held on June 30, 2011.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WORTHINGTON INDUSTRIES, INC.

Date: July 6, 2011
	By:	/s/Dale T. Brinkman
Dale T. Brinkman, Vice President-
Administration, General Counsel & Secretary